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                                                                       EXHIBIT A






                             Joint Filing Agreement


         In accordance with Rule 13d-1(f)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them a statement on Schedule 13G with respect to the common stock, $.01 par value, of Apogee, Inc. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

         IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 13th day of February, 1997.


ABBINGDON VENTURE PARTNERS LIMITED        ABBINGDON VENTURE PARTNERS
  PARTNERSHIP                               LIMITED PARTNERSHIP-II

By:  BDC-III Partners, General              By: Abbingdon-II Partners,
       Partner                                  General Partner


By:  /s/ Robert A. Ouimette                 By:    /s/ Robert A. Ouimette
   ------------------------------------        -----------------------------
   Name: Robert A. Ouimette,                     Name: Robert A. Ouimette,
         as attorney-in-fact                           as attorney-in-fact
         for John H. Foster                            for John H. Foster
         (General Partner),                            (General Partner),
         pursuant to a power                           pursuant to a power
         of attorney dated                             of attorney dated
         February 12, 1993                             February 12, 1993
         (previously filed,                            (previously filed,
         copy attached)                                copy attached)

INVESTMENT PARTNERS LIMITED
  PARTNERSHIP

By:  IP Partners, Inc., General
       Partner


By:/s/ Robert A. Ouimette                       /s/ Robert A. Ouimette
   ------------------------------------        -----------------------------
 Name: Robert A. Ouimette,                       Name: Robert A. Ouimette,
       as attorney-in-fact for                         as attorney-in-fact for
       John H. Foster (President                       John H. Foster, pursuant
       of General Partner),                            to a power of attorney
       pursuant to a power of                          dated February 12,
       of attorney dated February                      1993 (previously filed,
       12, 1993 (previously filed,                     copy attached)
       copy attached)


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